Investor Day 2024 Q2 2025 EARNINGS CONFERENCE CALL August 7, 2025 Conference Call Dial-in numbers: (800) 343-5172 (domestic) (203) 518-9856 (international) Conference code: CWQ225 1

Q2 2025 Earnings Presentation SAFE HARBOR STATEMENT Please note that the information provided in this presentation is accurate as of the date of the original presentation. The presentation will remain posted on this website from one to twelve months following the initial presentation, but content will not be updated to reflect new information that may become available after the original presentation posting. The presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended ("Securities Act"), Section 21E of the Securities Exchange Act of 1934, as amended ("Exchange Act"), and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this report and Curtiss-Wright Corporation assumes no obligation to update the information included in this report. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Such risks and uncertainties include but are not limited to: a reduction in anticipated orders; an economic downturn; geopolitical risks; evolving impacts from tariffs between the U.S. and other countries (including implementation of new tariffs and retaliatory measures); changes in the competitive marketplace and/or customer requirements; a change in government spending; an inability to perform customer contracts at anticipated cost levels; and other factors that generally affect the business of aerospace, defense contracting, electronics, marine, and industrial companies. This presentation also includes certain non-GAAP financial measures with reconciliations to GAAP financial measures being made available in the earnings release and this presentation that are posted to our website and furnished with the SEC. We undertake no duty to update this information. More information about potential factors that could affect our business and financial results is included in our filings with the Securities and Exchange Commission, including our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, including, among other sections, under the captions, "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," which is on file with the SEC and available at the SEC's website at www.sec.gov. 2

Q2 2025 Earnings Presentation ▪ Sales of $877M, up 12% overall (9% organic) – 12% growth in A&D markets and 10% growth in Commercial markets ▪ Operating Income of $160M, up 20%; 130 bps in YOY margin expansion to 18.3% – Strong operational performance in Defense Electronics and Naval & Power ▪ Diluted EPS of $3.23, up 21% ▪ Free Cash Flow of $117M up 17%; Stronger than expected H1 performance ▪ New Orders of $1B; >1.1x Book-to-Bill; Backlog up 12% YTD ▪ May 2025: Increased share repurchase authorization to $534M (up $400M) and raised quarterly dividend by 14% STRONG SECOND QUARTER EXECUTION DRIVES IMPROVED FULL-YEAR 2025 OUTLOOK ▪ Total Sales growth increased to 9% - 10% on strengthening A&D market growth ▪ Targeting Operating Income growth of 15% - 18%; Operating Margin 18.5% - 18.7%, up 100 - 120 bps YOY – Growth in majority of our end markets and benefits of ongoing operational and commercial excellence initiatives ▪ On track to deliver high-teens EPS growth (up 16% - 19%) and strong FCF generation (~108% conversion) 3 Second Quarter 2025 Highlights Note: Second quarter 2025 results and Full-year 2025 guidance, and comparisons to 2024, presented on an Adjusted (Non-GAAP) basis, unless noted Full-Year 2025 Guidance Raised

SECOND QUARTER 2025 FINANCIAL REVIEW

($ in millions)	Q2'25 Adjusted	Q2'24 Adjusted	Change	Key Drivers
Aerospace & Industrial	$239	$233	*3%*	▪ Strong demand driving higher OEM sales growth in Commercial Aerospace (sensors and surface treatment services) ▪ Higher YOY sales in Aerospace and Ground defense markets (actuation equipment) ▪ Flat General Industrial sales
Defense Electronics	$253	$228	*11%*	▪ Strong growth in Aerospace Defense (embedded computing) and Ground Defense (tactical communications equipment) supporting various domestic and international programs
Naval & Power	$384	$323	*19%*	▪ Higher Naval Defense revenues driven by strength of order book and timing of submarine revenues ▪ Power & Process driven by solid organic growth in Commercial Nuclear (Aftermarket and SMRs) plus contribution from Ultra Energy acquisition
Total Sales	**$877**	**$785**	***12%***	**Strong growth in A&D and Commercial Nuclear markets**
Aerospace & Industrial *Margin*	$40 *16.6%*	$38 *16.2%*	5% *40 bps*	▪ Favorable absorption on higher sales growth and benefit of restructuring initiatives; Favorable FX
Defense Electronics *Margin*	$68 *26.8%*	$59 *25.7%*	15% *110 bps*	▪ Favorable absorption on strong growth in A&D revenues ▪ Benefit of operational excellence and restructuring initiatives
Naval & Power *Margin*	$64 *16.5%*	$47 *14.4%*	36% *210 bps*	▪ Favorable absorption on higher revenues and favorable mix ▪ Solid contribution from Ultra Energy acquisition ▪ Partially offset by higher investment in R&D
Corporate and Other	($11)	($10)	(10)%	▪ Higher 401K expenses
Total Op. Income ***CW Margin***	**$160** ***18.3%***	**$133** ***17.0%***	**20%** ***130 bps***	**Significant operating margin expansion with growth in all segments**

CURTISS-WRIGHT

Notes: Amounts may not add due to rounding.

Q2 2025 Earnings Presentation 4

2025 END MARKET SALES GROWTH GUIDANCE (As of August 6, 2025)

Updated (in blue)

($ in Millions)	2025E Growth vs 2024 (Prior)	2025E Growth vs 2024 (Current)	2025E % Sales	Key Drivers
Aerospace Defense	6 - 8%	7 - 9%	19%	▪ Strong defense electronics growth on various C5/ISR programs (U.S. DoD and dFMS) ▪ Higher sales of arresting systems equipment
Ground Defense	6 - 8%	6 - 8%	11%	▪ Higher sales of tactical communications equipment ▪ Solid growth on ground-based missile defense systems
Naval Defense	5 - 7%	7 - 9%	26%	▪ Strong H1 growth on submarines; Increased naval aftermarket and dFMS revenue ▪ Defense electronics growth on domestic & international programs
Commercial Aerospace	13 - 15%	13 - 15%	13%	▪ Higher OEM growth driven by ramp-up in production (narrowbody and widebody) ▪ Defense electronics growth tied to avionics and retrofitting flight data recorders
Total Aerospace & Defense	**7 - 9%**	**8 - 10%**	**69%**	**Strong growth in A&D markets driven by U.S. and International demand**
Power & Process	16 - 18%	16 - 18%	19%	▪ HSD organic growth in Commercial Nuclear driven by strong U.S. aftermarket demand and SMRs ▪ LSD+ organic growth in Process (Higher subsea pump development revenues) ▪ Contribution from Ultra Energy acquisition
General Industrial	Flat	Flat	12%	▪ Modest growth in industrial automation and surface treatment services, offset by industrial vehicles
Total Commercial	**9 - 11%**	**9 - 11%**	**31%**	**Commercial Nuclear driving strong growth in Power & Process markets**
Total Curtiss-Wright	**8 - 9%**	**9 - 10%**	**100%**	**Delivering MSD+ organic growth**

Notes: Amounts may not add due to rounding; FY2025 guidance includes the potential direct impacts from tariffs on our operations as well as mitigating actions.
dFMS = direct Foreign Military Sales

CURTISS-WRIGHT

Q2 2025 Earnings Presentation 5

2025 FINANCIAL GUIDANCE (As of August 6, 2025)

Updated (in blue)

($ in millions)	2025E (Prior)	2025E (Current)	Change vs 2024 Adjusted	Key Drivers
Aerospace & Industrial	$960 - $975	$965 - $980	*4 - 5%*	▪ Strong growth in Commercial Aerospace and higher EM actuation sales in Defense markets ▪ Flat General Industrial sales (higher automation and services offset by industrial vehicles)
Defense Electronics	$995 - $1,010	$995 - $1,010	*9 - 11%*	▪ Defense market growth (U.S. DoD and dFMS) driven by increased embedded computing and tactical communications revenues ▪ Commercial Aerospace growth reflects increased sales of avionics and flight data recorders
Naval & Power	$1,410 - $1,430	$1,430 - $1,445	*12 - 13%*	▪ Mid-teens growth in Power & Process; HSD organic growth in Commercial Nuclear, solid growth in Process and Ultra Energy acquisition ▪ Strong Naval Defense growth; Higher dFMS (aircraft handling & arresting systems)
Total Sales	**$3,365 - $3,415**	**$3,390 - $3,435**	***9 - 10%***	**Benefiting from strong order book and backlog**
Aerospace & Industrial Margin	$163 - $172 17.0% - 17.6%	$167 - $173 17.3% - 17.6%	6 - 9% *30 - 60 bps*	▪ Favorable absorption on strong growth in A&D revenues; Lesser FY impact from tariffs (mainly China) ▪ Solid contribution from restructuring savings; Ongoing pricing and operational excellence initiatives
Defense Electronics Margin	$261 - $267 26.3% - 26.5%	$267 - $273 26.8% - 27.0%	18 - 20% *190 - 210 bps*	▪ Favorable absorption on strong growth in revenues ▪ Benefit of operational and commercial excellence, and restructuring savings ▪ Profitability partially offset by higher investments in R&D
Naval & Power Margin	$229 - $236 16.3% - 16.5%	$232 - $238 16.3% - 16.5%	15 - 18% 50 - 70 bps	▪ Favorable absorption on higher A&D and Power & Process revenues; PY naval contract adjustment ▪ Profitability partially offset by first-year acquisition dilution and investment in development programs ▪ Partially mitigating tariff exposure (mainly China) through pricing and operational excellence
Corporate and Other	($40) - ($42)	($40) - ($42)	*(3) - 3%*	
Total Op. Income **CW Margin**	**$614 - $632** **18.3% - 18.5%**	**$626 - $642** **18.5% - 18.7%**	**15 - 18%** **100 - 120 bps**	**Operational and commercial excellence contributing to accelerated operating margin expansion**

Notes: Amounts may not add due to rounding; FY2025 guidance includes the potential direct impacts from tariffs on our operations as well as mitigating actions.
dFMS = direct Foreign Military Sales

CURTISS-WRIGHT
Q2 2025 Earnings Presentation 6

2025 FINANCIAL GUIDANCE (As of August 6, 2025)

Updated (in blue)

($ in millions, except EPS)	2025E (Prior)	2025E (Current)	Change vs 2024 Adjusted	Key Drivers
Total Sales	**$3,365 - $3,415**	**$3,390 - $3,435**	***9 - 10%***	**Strategically focused on delivering profitable growth**
Total Operating Income	**$614 - $632**	**$626 - $642**	***15 - 18%***	
Other Income	$33 - $34	$33 - $34		▪ Lower YOY interest income offset by higher pension income
Interest Expense	($42) - ($43)	($42) - ($43)		▪ Reduced YOY expense driven by Feb'25 repayment of $90M 3.85% Sr. Notes
Diluted EPS	**$12.45 - $12.80**	**$12.70 - $13.00**	***16 - 19%***	**High-teens EPS growth well in excess of 2024 Investor Day targets**
Diluted Shares Outstanding	~37.9	~37.9		▪ Benefit of $250M in total repurchases in 2024 ▪ Min. $60M share repurchase in 2025, plus opportunistic purchases early in Q2
Free Cash Flow	**$495 - $515**	**$520 - $535**	***8 - 11%***	**Continued strong Free Cash Flow generation, incl. higher growth CapEx; Benefit from recent changes in U.S. tax legislation (+$15M FCF)**
FCF Conversion	>105%	~108%		▪ Continued solid FCF conversion in-line with Investor Day target
Capital Expenditures	$75 - $85	$75 - $85		▪ Exceeding ~2% of Sales (LT target) to fuel growth investments in 2025
Depreciation & Amortization	$115 - $120	$115 - $120		▪ Primarily acquisition impact, excludes first year intangible amortization

Note: FY2025 guidance includes the potential direct impacts from tariffs on our operations as well as mitigating actions.

CURTISS-WRIGHT
Q2 2025 Earnings Presentation 7

GLOBAL DEFENSE AND COMMERCIAL NUCLEAR PURSUITS FUELING NEAR- AND LONG-TERM GROWTH OPPORTUNITIES FOR CURTISS-WRIGHT

Poised for Growth in Global Defense

- **Well positioned to benefit from growing, high priority spending areas within U.S. Defense Budget**
  - Shipbuilding, Golden Dome, Aircraft Modernization, Next-gen air superiority
  - Trusted and proven provider of Modular Open Systems Approach (MOSA) strategy supporting current and next-gen platforms
  - Consistent investment in R&D provides strong backbone for success
  - Supporting total lifecycle management, retrofits and upgrades
- **Accelerated NATO and allied funding**
  - dFMS sales remain a significant growth driver
  - Expected ramp in NATO spending (from ~2% to 5% of GDP spent on defense)
- **Commercial technology adoption**
  - Integrating cutting-edge AI technology into rugged, deployable systems; Aligned to bring commercial innovation to the tactical edge
  - Access to high-tech commercial investment and innovation that can be tailored specifically for defense

Global Resurgence in Demand for Commercial Nuclear

- **Strong global support for energy independence and decarbonization**
  - COP28 commitments to tripling global nuclear energy capacity by 2050
  - U.S. Administration to accelerate deployment of advanced reactor technologies as a matter of national security
  - Extensive and long-standing industry presence helping to sustain commercial nuclear lifecycle from new build to aftermarket
- **Long-term opportunity to support Westinghouse AP1000 reactor**
  - Large scale reactors continue to play critical role in meeting energy demand
  - $1.5B+ opportunity in Europe; anticipate order for Poland in 2026
  - U.S. Administration declaring 10 new large reactors under construction in U.S. by 2030 (creates $1B+ incremental opportunity for CW)
- **Growth of SMRs transformational to nuclear industry**
  - Advancements in technology and growth in data centers driving significant interest in SMRs
  - CW's expanding content ranges from $20M to $120M+ across major developers
  - Signed strategic partnership with Rolls-Royce SMR

CURTISS-WRIGHT

Note: dFMS = direct Foreign Military Sales

Q2 2025 Earnings Presentation 8

Q2 2025 Earnings Presentation BUILDING STRONG MOMENTUM AS WE DELIVER ON OUR PIVOT TO GROWTH STRATEGY ▪ Consistent execution provides confidence to increase FY2025 outlook – Sales growth of 9% - 10%, driven by increases in majority of end markets – Leveraging strong and growing backlog to further compound value creation – Accelerating pace of operating margin expansion to 18.5% - 18.7% (Driving more than 900 bps improvement since 2013) – Planned restructuring actions yielding $12M in annualized savings in 2025 ▪ Maintaining strong progress to achieve 3-year financial targets ▪ Efficient balance sheet and record FCF generation enables disciplined capital allocation strategy – Maintain significant financial flexibility for acquisitions and continued share repurchase – Generating strong returns on our investments; Expanded ROIC1 by 400+ bps since 2020, expect another 100+ bps in 2025 ▪ Commercial Nuclear upside optionality, on top of a strong core 9 Compounding Earnings at a Mid-Teens Pace; Delivering Consistent FCF Conversion >105% 1 Return on invested capital is equal to net operating profit after-tax over two-year average net debt plus equity, shown on a Reported basis

Investor Day 2024 APPENDIX 10

Q2 2025 Earnings Presentation NON-GAAP FINANCIAL INFORMATION The Corporation supplements its financial information determined under U.S. generally accepted accounting principles (GAAP) with certain non-GAAP financial information. Curtiss-Wright believes that these Adjusted (non-GAAP) measures provide investors with improved transparency in order to better measure Curtiss-Wright’s ongoing operating and financial performance and better comparisons of our key financial metrics to our peers. These non-GAAP measures should not be considered in isolation or as a substitute for the related GAAP measures, and other companies may define such measures differently. Curtiss-Wright encourages investors to review its financial statements and publicly filed reports in their entirety and not to rely on any single financial measure. Reconciliations of “Reported” GAAP amounts to “Adjusted” non-GAAP amounts are furnished within the Company’s earnings press release. The following definitions are provided: Adjusted Operating Income, Operating Margin, Net Earnings and Diluted Earnings per Share (EPS) These Adjusted financials are defined as Reported Operating Income, Operating Margin, Net Earnings and Diluted Earnings per Share under GAAP excluding: (i) the impact of first year purchase accounting costs associated with acquisitions, specifically one-time inventory step-up, backlog amortization, deferred revenue adjustments, transaction costs, and gains/losses on equity securities held for investment purposes; and (ii) costs associated with the Company's 2024 Restructuring Program, as applicable. Organic Sales and Organic Operating Income The Corporation discloses organic sales and organic operating income because the Corporation believes it provides investors with insight as to the Company’s ongoing business performance. Organic sales and organic operating income are defined as sales and operating income, excluding contributions from acquisitions and results of operations from divested businesses or product lines during the last twelve months, costs associated with the Company's 2024 Restructuring Program, and foreign currency fluctuations. Free Cash Flow (FCF) and Free Cash Flow Conversion The Corporation discloses free cash flow because it measures cash flow available for investing and financing activities. Free cash flow represents cash available to repay outstanding debt, invest in the business, acquire businesses, return capital to shareholders and make other strategic investments. Free cash flow is defined as net cash provided by operating activities less capital expenditures. The Corporation discloses free cash flow conversion because it measures the proportion of net earnings converted into free cash flow and is defined as free cash flow divided by adjusted net earnings. 11

SECOND QUARTER 2025: END MARKET SALES GROWTH

($ in millions)	Q2'25	Q2'24	Change	Key Drivers
Aerospace Defense	**$168**	**$154**	9%	▪ Higher sales of embedded computing equipment supporting various domestic and international programs
Ground Defense	**$98**	**$85**	15%	▪ Higher sales of tactical communications equipment and increased support for U.S. ground vehicle modernization
Naval Defense	**$240**	**$210**	14%	▪ Strong growth driven by timing of revenues on the Columbia-class submarine program ▪ Higher sales of aircraft handling systems equipment to international customers
Commercial Aerospace	**$103**	**$93**	11%	▪ Higher OEM sales of sensors products and surface treatment services on narrowbody and widebody platforms ▪ Increased sales of flight data recorder technology to OEM customers
Total A&D Markets	**$609**	**$542**	**12%**	
Power & Process	**$163**	**$139**	18%	▪ Strong organic sales of commercial nuclear products supporting the maintenance of existing operating reactors and the development of next-generation advanced reactors ▪ Contribution from acquisition benefiting commercial nuclear and process markets
General Industrial	**$105**	**$104**	1%	▪ Higher sales of industrial vehicle products serving on-highway vehicle platforms and increased surface treatment services offset by lower global off-highway and specialty industrial vehicle sales
Total Commercial Markets	**$268**	**$243**	**10%**	
Total Curtiss-Wright	**$877**	**$785**	**12%**	

Note: Amounts may not add down due to rounding.

CURTISS-WRIGHT
Q2 2025 Earnings Presentation 12

2025E END MARKET SALES WATERFALL (as of August 6, 2025)

FY'25 Guidance:
Overall UP 9 - 10% (6 - 7% Org.)
A&D Markets UP 8 - 10%
Comm'l Markets UP 9 - 11%

Total 2025 CW End Markets
$3.390 - 3.435B

Aerospace & Defense Markets
69% $2.37B

- **Naval** – 26%
  Pumps / Valves / Steam Turbines (Nuclear naval propulsion)
- **Aerospace** – 19%
  Embedded computing, sensors, actuation, arresting systems
- **Ground** – 11%
  Tactical battlefield communications
- **Commercial Aerospace** – 13%
  - **OEM** – ~90%
    60% Narrowbody / 40% Widebody
    Linked to Boeing/Airbus production
  - **AM** – ~10%
    Principally Repair and Overhaul

Commercial Markets
31% $1.05B

- **Power & Process** – 19%
  - **Commercial Nuclear** – ~60%
    Aftermarket (Operating Reactors) & New Build (AP1000, SMRs)
  - **Process** – ~40%
    Severe-service valves and subsea pump applications
- **General Industrial** – 12%
  - **Industrial Vehicles** – ~65%
    On/Off-Highway Commercial and Specialty Vehicles
  - **Industrial Automation and Services** – ~35%
    Electromechanical actuation and Surface Treatment Services

Note: Amounts shown for % of Total Sales may not add due to rounding.
§ Power & Process market sales concentrated in Naval & Power segment
§ General Industrial sales concentrated in Aerospace & Industrial segment

Commercial Nuclear
90% Domestic & Int'l Aftermarket + Govt. Nuclear
10% New Build Gen III / Gen IV (Advanced SMRs)

CURTISS-WRIGHT
Q2 2025 Earnings Presentation 13